Dated 22 May 2024

Between

UNITY GLOBAL FZCO

and

CRISTOPHE BEVERLY HILLS, LLC

and

CRISTOPHE HOLDINGS, INC.

and

PROVIDENCE RESERVE TRUST

and

UNITED EXPRESS INC.

ADDENDUM

to the **Orderly Market Agreement** relating to the transfer of shares in

United Express Inc.

THIS ADDENDUM is made on 22 May 2024.

BETWEEN

(1) **Unity Global FZCO,** a company incorporated under the laws, of Dubai in the United Arab of Emirates with a registration number of DSO-FZCO-4162 and whose registered address is at Dubai Silicon Oasis, DDP, Building A2, Dubai United Arab Emirates ("**Unity Global**");

(2) **Cristophe Beverly Hills, LLC**, a limited liability company formed in Delaware, USA (File number 5695068 ("**Cristophe**");

(3) **Cristophe Holdings, Inc.,** a corporation incorporated in Nevada, USA , which is the parent entity of Cristophe ("**Cristophe Holdings**");

(4) **Providence Reserve Trust**, located at 1800 2nd Street, Suite 603 Sarasota, Florida 34236, whose shares are fully owned by Colin Conway ("**Providence**"); and

(5) **United Express Inc.**, a corporation incorporated under the laws of Nevada, USA and whose registered address is at 4345 W. Post Road, Las Vegas, Nevada 89118 ("**Company**").

Each hereinafter referred to as a "**Party**" and together as the "**Parties**".

WHEREAS:

(A) Reference is made to that certain Share Purchase Agreement dated 11 April 2023 between Unity Global, as seller, and Cristophe, as purchaser, of 4,667,000 shares of Common Stock of the Company.

(B) Reference is made to that certain Share Purchase Agreement dated 11 April 2024 (the "**Share Purchase Agreement**") between Cristophe, as seller, and Providence, as purchaser, of 2,804,867 shares of Common Stock of the Company, pursuant to which Cristophe transferred (i) 2,804,867 shares of Common Stock of the Company to Providence and (ii) the remaining 1,862,133 shares of Common Stock of the Company to Cristophe Holdings. The Common Stock of the Company are the "**Shares**" as that term is defined in the OMA referred to below.

(C) Cristophe, Unity Global and the Company entered into that certain Orderly Market Agreement on 11 April 2023 (the "**OMA**") relating to the transfer/sale of shares in the Company.

(D) The Parties wishes to rectify certain terms of the OMA which were misspelled, clarify the terms of some clauses and add Cristophe Holdings and Providence as parties to the OMA.

(E) The Parties have requested, and the Company has accepted, to amend the terms of clauses 1.1, 3.1(b), 3.2, 3.3.7, 14.6 and 16.1 of the OMA by means of this Addendum, to add Cristophe Holdings and Providence as parties to the OMA, and to correct some spelling errors.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties do hereby make the following amendments to the OMA that are outlined below.

NOW IT IS HEREBY AGREED as follows:

1. INTERPRETATION

Definition of and interpretation provisions applying to the OMA apply equally to this Addendum. This Addendum is deemed incorporated as part of the OMA and is integral to it.

2. RECTIFICATION

The Parties agree that (i) all references in the OMA to "**Christophe Beverly Hills, LLC**" shall be read as "**Cristophe Beverly Hills, LLC**" and (ii) all references in the OMA to "**United Global FZCO**" shall be read as "**Unity Global FZCO**".

3. AMENDMENTS

3.1 The Parties agree that the definitions of "Affiliate" and "Shareholder" in clause 1.1 shall be deleted and replaced with the following:

Clause *1.1 -*

*"**Affiliate** means any Person or entity, controlling, controlled by or under common control with the Company or any of the Parties hereto."*

*"**Shareholder** means any one or more of Unity Global FZCO, Cristophe Beverly Hills, LLC, Cristophe Holdings, Inc. or Providence Reserve Trust or any Person signing this Agreement in the future or any of their Affiliates."*

3.2 The Parties agree that the entire clause 3.1(b) shall be deleted and replaced with the following:

Clause *3.1 (b) -*

"Notwithstanding anything to the contrary, express or implied, contained in this Agreement, it is the intention of the Parties hereto and of the Company that Disposals of Restricted Shares shall be made only on an equitable pro-rata basis among the Shareholders based on the amount and percentage by which Restricted Shares owned by each of the Shareholders bears to the Restricted Shares owned by all Shareholders unless the Shareholders waive in writing in advance their rights under this clause 3.1(b) in relation to a specific transaction proposed by a Shareholder. For the avoidance of doubt, if, for example, one Shareholder seeks to Dispose of 10% of the total number of Restricted Shares owned by it, then all other Shareholders may Dispose of Restricted Shares representing 10% of the total number of Restricted Shares owned by each of such other Shareholders.

3.3 The Parties agree that the entire clause 3.2 shall be deleted and replaced with the following:

Clause *3.2 -*

"Notwithstanding anything to the contrary, express or implied, contained in this Agreement, with a view of maintaining an orderly market in the Shares, during the period from the date of this Agreement until the End Date, (a) no Shareholder may Dispose of any Restricted Shares until October 2023 and (b) after such date, no Shareholder may Dispose of more than 25% of its Restricted Shares in any 90-day period, except that any Shareholder may obtain written approval of the Board and the other Shareholders for Disposal of all or any part of its Restricted Shares for any period. In addition, Disposal of any Restricted Shares shall be permitted unless such Disposal is, in the opinion of legal counsel to the Company and the Board, in compliance with the rules and regulations promulgated under the Securities Laws.

For clarification purposes, during the period prior to October 31, 2024, the Shareholders owning of record and beneficially at least 70% of the total number of Restricted Shares owned by all Shareholders may approve in writing the transfer and/or sale of some Restricted Shares provided that the total number of Restricted Shares to be transferred and/or sold during such period does not exceed 15% of the total number of Restricted Shares held by the Shareholder proposing to transfer and/or sell its Restricted Shares at the current market value of such Restricted Shares."

3.4 The Parties agree that the entire clause 3.3.7 shall be deleted and replaced with the following:

Clause *3.3.7 -*

"a Disposal of Shares by any Shareholder to a family member or an Affiliate of such Shareholder, provided that if the Disposal is made before the End Date then the transferee shall enter into an agreement with the Company relating to the Restricted Shares on the same terms as this Agreement but containing such modifications as may be required in the circumstances."

3.5 The Parties agree that the entire clause 14.6 shall be deleted and replaced with the following:

Clause *14.6 -*

"Except as permitted under clause 3.1(a), a notice given under or in connection with this Agreement is not valid if sent by email."

3.6 The Parties agree that the entire clause 16.1 shall be deleted and replaced with the following:

Clause *16.1 -*

"This Agreement (and any non-contractual obligations arising out of or in connection with this Agreement) shall be governed by, and construed in accordance with the law of the State of Nevada, United States, without reference to its conflicts of law provisions.

Any disputes, controversies or differences arising out of or in connection with this Agreement, including any question regarding the existence, validity or termination of this Agreement, and/or this arbitration clause, shall be referred to and finally resolved by final and binding arbitration before a retired judge in accordance with rules of JAMS Dispute Resolution in Los Angeles County, California, USA and the language of arbitration shall be English. The decision of the arbitrator shall be final and binding on the Parties and judgment upon the award may be enforced in any court having jurisdiction.

The Parties confirm that the Agreement continues in full force and effect subject to the amendments made by, and agreed pursuant to, this Addendum.

4. JOINDER

Each of Cristophe Holdings and Providence hereby joins in the OMA (as amended by this Addendum) as a "Shareholder" and agrees to be bound by the terms and provisions thereof.

5. CONSENT AND WAIVER

5.1 The Company and Unity Global each hereby consents to the sale and transfer of Shares by Cristophe to Providence and Cristophe Holdings pursuant to the Share Purchase Agreement and waives any and all restrictions and rights (including all rights to notices) it may have under clause 3 of the OMA that may be deemed to restrict the consummation of the transactions contemplated by the Share Purchase Agreement.

5.2 The Company, Cristophe, Cristophe Holdings and Providence each hereby consent to the sale and transfer of 1,000,000 shares of common stock by Unity Global to Carlton Capital FZCO, a company incorporated under the laws of Dubai in the United Arab Emirates with registration number DSO-FZCO-39904 and waives any and all restrictions and rights (including rights to notices) it may have under clause 3 of the OMA that may be deemed to restrict the consummation of the transaction contemplated.

6. BINDING AND EFFECTIVE

Such amendments shall be binding upon the execution of this Addendum by the Parties and shall be effective as of the date that Cristophe shall have transferred Shares to Providence and Cristophe Holdings pursuant to the Share Purchase Agreement.

7. NO OTHER CHANGE

Except as otherwise expressly provided in this Addendum, all of the terms and conditions of the Agreement remain unchanged and in full force and effect. No modification of this Addendum shall be valid unless in writing and signed by the Parties.

8. GOVERNING LAW

This Addendum be governed by and construed in accordance with the laws of the State of Nevada, USA, without reference to its conflicts of law provisions.

9. ELECTRONIC SIGNATURES

This Addendum may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument. The Parties hereby

agree that this Addendum will be executed with electronic signatures, and that such electronic signatures shall be valid and binding on the Parties.

Signature page follows.

IN WITNESS WHEREOF each Party has executed this Addendum or caused this Addendum to be executed by its duly authorised representatives.

UNITY GLOBAL FZCO

EXECUTED as a DEED for and on behalf of Unity Global FZCO by Jeremy Harbour, a director, in the presence of:	***Signature*** DocuSigned by: Jeremy Harbour 539EAB79C89843C... ***Director***

____

Signature of witness

Name:

Address:

CRISTOPHE BEVERLY HILLS, LLC

EXECUTED as a DEED for and on behalf of Cristophe Beverly Hills, LLC by Colin Conway, manager, in the presence of:	***Signature*** DocuSigned by: Colin Conway 600B7F9180AF478... ***Manager***

____

Signature of witness

Name:

Address:

UNITED EXPRESS, INC.

EXECUTED as a DEED for and on behalf of United Express, Inc by Andrei Stoukan, an officer, in the presence of:	***Signature*** DocuSigned by: Andrei Stoukan F245D19FF92F426... ***Chief Executive Officer***

____

Signature of witness

Name:

Address:

CRISTOPHE HOLDINGS, INC.

EXECUTED as a DEED for and on behalf of Cristophe Holdings, Inc. by Cristophe Schatteman, its officer, in the presence of:	***Signature*** DocuSigned by: Cristopher Schatteman CAF8E6B07D0E4A8... ***Officer***

____

Signature of witness

Name:

Address:

PROVIDENCE RESERVE TRUST

EXECUTED as a DEED for and on behalf of Providence Reserve Trust by Colin Conway, as Trustee, in the presence of:	***Signature*** DocuSigned by: Colin Conway 60087F9180AF478... ***Trustee***

____

Signature of witness

Name:

Address: